COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES
Guarantees
In conjunction with certain transactions, primarily divestitures, we may provide routine indemnifications (e.g., indemnification for representations and warranties and retention of previously existing environmental, tax and employee liabilities) for which terms range in duration and, in some circumstances, are not explicitly defined. The maximum obligation under some indemnifications is also not explicitly stated and, as a result, the overall amount of these obligations cannot be reasonably estimated. Other than obligations recorded as liabilities at the time of divestiture, we have not made significant payments for these indemnifications. We believe that if we were to incur a loss on any of these matters, the loss would not have a material effect on our financial position, results of operations or cash flows.
In certain situations, we guarantee loans for suppliers and customers. The total amount of guarantees issued under such arrangements is not material.
Off-Balance Sheet Arrangements
We do not have off-balance sheet financing arrangements, including variable interest entities, that have a material impact on our financial statements.
Purchase Commitments and Operating Leases
We have purchase commitments for materials, supplies, services and property, plant and equipment as part of the normal course of business. Commitments made under take-or-pay obligations are as follows:

Years ending June 30	2019	2020	2021	2022	2023	There-after
Purchase obligations	$778	$111	$56	$34	$13	$137

Such amounts represent minimum commitments under take-or-pay agreements with suppliers and are in line with expected usage. These amounts include purchase commitments related to service contracts for information technology, human resources management and facilities management activities that have been outsourced to third-party suppliers. Such amounts also include arrangements with suppliers that qualify as embedded operating leases. Due to the proprietary nature of many of our materials and processes, certain supply contracts contain penalty provisions for early termination. We do not expect to incur penalty payments under these provisions that would materially affect our financial position, results of operations or cash flows.
We also lease certain property and equipment for varying periods. Future minimum rental commitments under non-cancelable operating leases, net of guaranteed sublease income, are as follows:

Years ending June 30	2019	2020	2021	2022	2023	There-after
Operating leases	$275	$240	$202	$172	$153	$296

Litigation
We are subject, from time to time, to certain legal proceedings and claims arising out of our business, which cover a wide range of matters, including antitrust and trade regulation, product liability, advertising, contracts, environmental, patent and trademark matters, labor and employment matters and tax.
While considerable uncertainty exists, in the opinion of management and our counsel, the ultimate resolution of the various lawsuits and claims will not materially affect our financial position, results of operations or cash flows.
We are also subject to contingencies pursuant to environmental laws and regulations that in the future may require us to take action to correct the effects on the environment of prior manufacturing and waste disposal practices. Based on currently available information, we do not believe the ultimate resolution of environmental remediation will materially affect our financial position, results of operations or cash flows.